YALE FUNDS                                              1050 East Flamingo Road
                                                        Suite W267
                                                        Las Vegas, NV  89119
                                                        702-307-9898 Tel
Management and Research Co.                             702-318-8686 Fax
--------------------------------------------------------------------------------
                                                               Mr. Y. Yale Wang
                                                                President / CEO



             Dear Fellow Shareholders,

             The technology sector has experienced the worst sell-off in almost 30 years. Emerging tech stocks have corrected over 50%. The majority of all IPO dot-coms that came to market in 1999 have gone bankrupt after failing to obtain additional financing. Large capitalization technology stocks, which had done very well in the 1990's, have seen their growth rates start to slow down significantly. The additional decline following the fourth quarter 2000 might be a combination of many factors, including the historical U.S. Presidential election uncertainty and delayed corporate spending due to Corporate America's concerns over the slowing economic growth.

             In our opinion, the heavy fluctuation can be attributed to unique market conditions that the majority of the investment community has so far failed to understand and react appropriately. Over the last few years, the market has evolved from exclusive Wall Street into "Main Street" more rapidly than ever before. Many companies that would only have had access to early venture capital funding just ten or twenty years ago are now flooding the NASDAQ market. After the strong price appreciation of late 1998 and 1999, the public tech market effectively became venture capital market driven by the unprecedented market participation and insatiable appetite of main street investors. The average investor has replaced the venture capital investment firm to some degree. As with all venture capital funding, the investment is very volatile. In any given short period, most investment in a venture capital portfolio will flop, but the long-term overall portfolio return can be very rewarding. The new investment community has not been ready to handle such growing pains and overreacts to every bit of news.

             However, the new market trends will be here to stay, for better or for worse (as is right now). As with any market-oriented changes, something positive will result. Even the recent dot-com carnage will contribute to long-term technology growth. For example, the telecommunication digital infrastructure completed in the last two to three years usually would have taken many more years to build without the infusion of new investors' money and the fierce level of innovation and competition.

             The selling intensity during the first half of the year was characteristic of a significant stock market trough and the trends in economic data indicate a possible firming in the second half. Looking back, the NASDAQ at 1700 is likely to be viewed as a major buying opportunity. NASDAQ today still represents an excellent opportunity for investors to average down for a major new up-cycle


--------------------------------------
"Do You Also See the MacroTrends?"(TM)

YALE FUNDS                                              1050 East Flamingo Road
                                                        Suite W267
                                                        Las Vegas, NV  89119
                                                        702-307-9898 Tel
Management and Research Co.                             702-318-8686 Fax
--------------------------------------------------------------------------------
                                                               Mr. Y. Yale Wang
                                                                President / CEO


             in 2002. During the first half of 2001 technology stocks were greatly oversold yet newer technologies are in the early stages of their deployment. However, a decline of this magnitude is not likely to be followed by an immediate full-fledged broad market recovery. Stocks will mark time for several more weeks or months, as buyers and sellers engage in a tug-of-war consolidation. A far more powerful rally than the mid-April one should then take the NASDAQ back above 3000. The Federal Reserve Board is cutting interest rates aggressively which will lead to lower borrowing costs for business and consumers, increased profitability as well as higher spending and investment. The new tax cut is also stimulating economic recovery. All of these are reasons for better markets ahead.

             We believe that we have only just begun a 20-year innovation and growth wave in multiple platforms of communication technologies, networking and its related fields, ubiquitous Internet, health science research and applications. MacroTrends Fund's investment objective is focused on these long-term growths and the management is very optimistic about the future because when we invest in stocks, we invest in businesses.

             We appreciate your continuing confidence and support. Please feel free to call us at 702-307-9898 should you have any questions.


             Sincerely,
             /s/ Y. Yale Wang
             ----------------
             Y. Yale Wang / Portfolio Manager
             MacroTrends Fund



The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------
"Do You Also See the MacroTrends?"(TM)



                           MACROTRENDS FUND
                       SCHEDULE OF INVESTMENTS
                       May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Market
   Shares    COMMON STOCKS - 102.00%                                      Value
----------                                                              ---------

            APPLICATIONS SOFTWARE - 2.85%
      100   Infosys Technologies Sponsored ADR ..................         $6,660
       31   Peregine Systems, Inc.* .............................            858
      200   Red Hat, Inc.* ......................................          1,090
      200   VA Linux Systems* ...................................            754
                                                                          ------
                                                                           9,362
                                                                          ------

            BANKING - 2.35%
      150   Citigroup, Inc. .....................................          7,688
                                                                          ------

            COMMUNICATIONS SOFTWARE - 4.78%
    1,406   Kana Communications, Inc * ..........................          2,910
      800   Puma Technology, Inc.* ..............................          2,920
      300   Research in Motion Ltd.* ............................          9,786
                                                                          ------
                                                                          15,616
                                                                          ------
            COMMUNICATION EQUIPMENT - 0.58%
      100   Corning, Inc.* ......................................          1,892
                                                                          ------


            COMPUTER DATA SECURITY - 8.24%
      500   Check Point Software Tech * .........................         26,930
                                                                          ------

            COMPUTER SERVICES - .11%
       14   McData Corp Class A * ...............................            355
                                                                          ------

            COMPUTER -INTERGRATED SYSTEMS - 1.33%
      300   Redback Networks* ...................................          4,332
                                                                          ------

            COMPUTER - MEMORY DEVICES - 2.65%
      200   EMC Corp/Mass * .....................................          6,320
      100   Sandisk Corp.* ......................................          2,345
                                                                          ------
                                                                           8,665
                                                                          ------

            COMPUTER- MICRO- .76%
      150   Sun Microsystems, Inc. * ............................          2,471
                                                                          ------

            E-COMMERCE - 3.70%
      200   eBay, Inc.* .........................................         12,104
                                                                          ------

            ELECTRONIC COMPONENTS- SEMICONDUCTOR-6.41%
      500   Arm Holdings PLC Sponsored ADR* .....................          7,260
      100   Intel Corp. .........................................          2,701
    1,000   Rambus, Inc. * ......................................         11,000
                                                                          ------
                                                                          20,961
                                                                          ------


   The accompanying notes are an integral part of these financial statements.




                           MacroTrends Fund
                 Schedule of Investments (Continued)
                       May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                          Market
   Shares    COMMON STOCKS (Continued)                                    Value
----------                                                              ---------

            ELECTRONIC MEASUREMENT INSTRUMENTS - 0.02%
        2   Agilent Technologies, Inc.* .........................         $   67
                                                                          ------

            FIBER OPTICS - 2.90%
      100   Ciena Corp.* ........................................          5,415
      400   Sycamore Networks, Inc.* ............................          4,052
                                                                          ------
                                                                           9,467
                                                                          ------

            FINANCE - 1.60%
      100   Software HOLDRs Trust ...............................          5,241
                                                                          ------

            FINANCE -INVEST BANKER/BROKER - 20.85%
    1,200   B2B Internet HOLDRs Trust ...........................          7,800
      200   Biotech HOLDRs Trust ................................         26,250
      100   Broadband HOLDRs Trust ..............................          2,433
      100   Internet Architect HOLDRs Trust .....................          4,500
      600   Internet Infrastructure HOLDRs Trust * ..............          7,842
      100   Pharmaceutical HOLDRs Trust .........................         10,104
      200   Semiconductor HOLDRs Trust ..........................          9,202
                                                                          ------
                                                                          68,131
                                                                          ------

            INTERNET CONTENT - 4.56%
    1,500   Infospace, Inc.* ....................................          5,835
      500   Yahoo!, Inc. * ......................................          9,055
                                                                          ------
                                                                          14,890
                                                                          ------

            INTERNET SOFTWARE - 8.74%
       40   Akamai Technologies, Inc.* ..........................          4,132
      100   Ariba, Inc.* ........................................            571
      100   Art Technology Group, Inc.* .........................            859
    1,000   BroadVision, Inc.* ..................................          6,310
      100   Commerce One, Inc.* .................................            668
      400   Exodus Communications, Inc.* ........................          3,172
      200   Inktomi Corp.* ......................................          2,000
      400   Internap Network Services Corp.* ....................          1,104
      500   Keynote Systems, Inc.* ..............................          5,075
      300   RealNetworks, Inc.* .................................          3,303
      100   Tibco Software, Inc.* ...............................          1,380
                                                                          ------
                                                                          28,574
                                                                          ------

                 MEDICAL INFORMATION SYSTEMS - 0.23%
      109   WebMD Corp. .........................................            742
                                                                          ------



   The accompanying notes are an integral part of these financial statements.



                           MacroTrends Fund
                 Schedule of Investments (Continued)
                       May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                          Market
   Shares    COMMON STOCKS (Continued)                                    Value
----------                                                              --------

            MEDICAL - BIOMEDICAL/GENETIC - 2.37%
      100   Affymetrix, Inc.* ...................................         $3,925
      100   Millenium Pharmaceuticals, Inc.* ....................          3,817
                                                                          ------
                                                                           7,742
                                                                          ------
            MEDICAL-DRUGS - 0.07%
        5   Pharmacia Corp. .....................................            242
                                                                          ------

            MEDICAL LABORITORIES & RESEARCH - 1.15%
      100   IMPATH, Inc * .......................................          3,745
                                                                          ------

            NETWORKING PRODUCTS - 4.98%
      200   Foundry Networks, Inc.* .............................          3,510
      300   Juniper Networks, Inc.* .............................         12,759
                                                                          ------
                                                                          16,269
                                                                          ------

            REGIONAL-PACIFIC BANKS - 1.69%
      200   Silicon Valley Bancshares* ..........................          5,530
                                                                          ------

            SATELLITE TELECOMMUNICATIONS - 2.81%
      300   Echostar Communications Corp. Class A* ..............          9,177
                                                                          ------


            TELECOM SERVICES - 3.09%
       14   Avaya, Inc.* ........................................            227
      200   Global Crossing Ltd.* ...............................          2,540
      200   Qwest Communications Intl. Inc. .....................          7,348
                                                                          ------
                                                                          10,115
                                                                          ------

            TELECOMMUNICATIONS EQUIPMENT - 11.13%
    1,100   Ericcson (LM) Tel Sponsored ADR .....................          7,040
      250   Lucent Technologies, Inc. ...........................          1,970
      200   NMS Communications Corp.* ...........................          1,412
      100   Nokia Corp Sponsered ADR ............................          2,924
      132   Nortel Networks Corp. ...............................          1,760
      350   Qualcomm, Inc.* .....................................         21,259
                                                                          ------
                                                                          36,365
                                                                          ------

            WIRELESS EQUIPMENT - 2.05%
      100   Aether Systems, Inc * ...............................          1,157
       17   Palm, Inc * .........................................             96
      400   Powerwave Tech, Inc * ...............................          5,440
                                                                          ------
                                                                           6,693
                                                                          ------

            TOTAL COMMON STOCKS
            (Cost $795,518)......................................        333,366
                                                                        --------



   The accompanying notes are an integral part of these financial statements.





                           MacroTrends Fund
                 Schedule of Investments (Continued)
                       May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                                           Market
Contracts   LONG OPTIONS - 1.52%                                           Value
----------                                                               ---------

        4   Adobe Systems, Inc., Call Jan/$70 ...................         $2,580
        3   Broadcom, Corp., Call Jan/$260 ......................            195
        5   Cisco Systems, Inc., Call Jan./$70 ..................             50
        5   Nokia Corp. Sponsored., Call Jan/$60 ................            325
        5   Nortel Networks Corp., Call Jan/$80 .................             38
        6   Oracle Corp., Call Jan./$40 .........................            105
        3   Sun Microsystems, Inc., Call Jan./$50 ...............          1,680
                                                                          ------
                                                                           4,973
                                                                          ------

             TOTAL LONG OPTIONS
                    (Cost $68,289)................................         4,973
                                                                          ------


             TOTAL INVESTMENTS
              (Cost $863,807) **............................ 103.52%    338,339

             Liabilities less other assets..................  (3.52%)   (11,499)
                                                             --------   -------

             TOTAL NET ASSETS............................... 100.00%  $ 326,840
                                                            ========  ==========
                                                            ========  ==========


NOTES TO SCHEDULE OF INVESTMENTS:
*    Denotes non-income producing security.
** At May 31, 2001, the cost for Federal income tax purposes amounted to $863,807, and net unrealized depreciation consists of:

             Gross unrealized appreciation................. $ 65,538
             Gross unrealized depreciation................. (591,006)
                                                            ---------
             Net unrealized depreciation...................$(525,468)
                                                            =========


    The accompanying notes are an integral part of the financial statements.


                                MACROTRENDS FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2001
                                   (UNAUDITED)
-------------------------------------------------------------------------------

ASSETS:
     Investments in securities, at value
      (cost $863,807) (Note 2) ................................................   $ 338,339
     Dividends receivable .....................................................          59
     Receivable for Fund shares sold ..........................................       3,030
     Prepaid Expenses .........................................................       4,340
     Other receivables ........................................................       4,000
                                                                                  ---------
     Total Assets...............................................................    349,768
                                                                                  ---------

LIABILITIES:
     Cash overdraft ...........................................................       8,498
     Accrued distribution fees ................................................       4,549
     Accrued directors' fees ..................................................       1,496
     Accrued expenses and other liabilities ...................................       8,385
                                                                                  ---------
     Total Liabilities.........................................................      22,928
                                                                                  ---------

       Net Assets...............................................................$   326,840
                                                                                  =========

NET ASSETS CONSIST OF:
     Paid in surplus ..........................................................   $ 991,868
     Accumulated net investment income (loss) .................................     (38,925)
     Accumulated net realized gain (loss) from
          investment transactions .............................................    (100,635)
     Net unrealized appreciation (depreciation) on investments ................    (525,468)
                                                                                  ---------
       Net Assets...............................................................$   326,840
                                                                                  =========


Net asset value and redemption price per share
  ($326,840/115,936 shares outstanding) .......................................   $    2.82
                                                                                  =========




                        See Notes to Financial Statements



                                MACROTRENDS FUND
                             STATEMENT OF OPERATIONS
                          SIX MONTHS ENDED MAY 31, 2001
                                   (UNAUDITED)
--------------------------------------------------------------------------------

          INVESTMENT INCOME:
               Dividends ............................................   $     429
                                                                        ---------
                   Total Investment income ..........................         429
                                                                        ---------

          EXPENSES:
               Advisory fees (Note 3) ...............................       5,167
               Distribution Fees (Note 5) ...........................       1,240
               Administration fees (Note 4) .........................      17,950
               Transfer agent fees (Note 4) .........................       6,483
               Registration fees ....................................       1,247
               Directors' fees ......................................       1,496
               Audit fees ...........................................       2,992
               Insurance expense ....................................       1,496
               Custody fees .........................................       1,795
               Legal fees ...........................................       1,995
               Printing and postage expense .........................         599
               Other expenses .......................................       2,061
                                                                        ---------
                   Total expenses ...................................      44,521

               Less advisory fees waived (Note 3) ...................      (5,167)
                                                                        ---------
                 Net expenses .......................................      39,354
                                                                        ---------

                 Net investment income (loss) .......................     (38,925)
                                                                        ---------

          NET REALIZED AND UNREALIZED GAINS (LOSSES)
            ON INVESTMENTS: (NOTE 2)
               Net realized gain (loss) on securities transactions ..    (860,923)
               Net increase (decrease) in unrealized appreciation
                 on investments .....................................     207,485
                                                                        ---------
               Net realized and unrealized gain (loss) on investments    (653,438)
                                                                        ---------

               Net increase (decrease) in net assets resulting
                 from operations ....................................   $(692,363)
                                                                        =========




    The accompanying notes are an integral part of the financial statements.


                                MACROTRENDS FUND
                       STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                          FOR THE        FOR THE
                                                                       PERIOD ENDED    PERIOD ENDED
                                                                          MAY 31,       NOVEMBER 30,
                                                                           2001            2000 *
                                                                      --------------  -------------
                                                                        (Unaudited)
OPERATIONS:
     Net investment income (loss) ..................................   $   (38,925)   $   (53,973)
     Net realized gain (loss) from investment transactions .........      (860,923)       (51,446)
     Net realized gain (loss) on option transactions ...............          --          (49,189)
     Net increase (decrease) in unrealized appreciation ............       207,485       (732,953)
      on investments
                                                                       -----------    -----------
     Net increase (decrease) in net assets resulting from operations      (692,363)      (887,561)
                                                                       -----------    -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income ..........................             0              0
     Distributions from net realized gains on investments ..........             0              0

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold .....................................       126,504      2,185,743
     Dividends reinvested ..........................................             0
     Payment for shares redeemed ...................................      (320,351)       (85,132)
                                                                       -----------    -----------
     Net increase (decrease) in net assets from capital
      share transactions ...........................................      (193,847)     2,100,611
                                                                       -----------    -----------

     Net increase (decrease) in net assets .........................      (886,210)     1,213,050

NET ASSETS:
     Beginning of period ...........................................     1,213,050              0
                                                                       -----------    -----------

     End of period .................................................   $   326,840    $ 1,213,050
                                                                       ===========    ===========

* From March 27, 2000 (commencement of operations) to November 30, 2000.




    The accompanying notes are an integral part of the financial statements.



                                Macrotrends Fund
                              Financial Highlights
                (For a share outstanding throughout each period)
--------------------------------------------------------------------------------------

                                                        PERIOD         PERIOD
                                                         ENDED          ENDED
                                                        MAY 31,       NOVEMBER 30,
                                                         2001            2000 *
                                                    -------------    -----------
                                                     (Unaudited)

Net asset value, beginning of period .................  $   5.35          10.00
                                                         -------      ---------

Income (loss) from investment operatons:
Net investment income (loss) .........................    (0.34)         (0.48)
Net realized and unrealized gain (loss) on investments    (2.19)         (4.17)
                                                         -------      ---------
Total from investment operations .....................    (2.53)         (4.65)
                                                         -------      ---------

Less Dividends and  Distributions:
Dividends from net investment income .................     0.00           0
Distributions from net realized gains on investments .     0.00           0
                                                         -------      ---------
Total dividends and distributions ....................     0.00           0
                                                         -------      ---------

Net asset value, end of period .......................  $  2.82      $    5.35
                                                         =======      =========

Total return .........................................   (47.29%)       (46.50%)

Ratios/Supplemental data
Net assets, end of period (in thousands) .............  $   329      $   1,213
Ratio of expenses to average net assets
    before reimbursement .............................   10.78% +       6.35% +
Ratio of expenses to average net assets
   after reimbursement ...............................   9.53% +        5.10% +
Ratio of net income (loss) to average
   net assets before reimbursement ...................  (10.67%)+       (6.17)+
Ratio of net income (loss) to average
   net assets after reimbursement ....................   (9.43%)+       (4.92)+

Portfolio Turnover Rate ..............................   17.84%         60.01%



* From March 27, 2000 (commencement of operations) to November 30, 2000. + Annualized.


    The accompanying notes are an integral part of the financial statements.

                                MACROTRENDS FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  May 31, 2001
                                   (Unaudited)

--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

MacroTrends Fund (the "Fund") is a separate series of Questar Funds, Inc. (the "Company"), a Maryland Corporation, incorporated on February 13, 1998, and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks of companies positioned for growth in light of global economic and social changes. The Fund commenced operations on March 27, 2000.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. FEDERAL INCOME TAXES - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, and net realized capital gains, if any, annually.

E. OPTIONS- When a call is written, an amount equal to the premium received is included in the Statement of Assets and Liabilities an equivalent liability. The amount of the liability is subsequently as marked to market to reflect the current market value of the option written. If an option which was written either expires on its stipulated expiration date, or a closing purchase transaction is entered into, a gain is realized (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

        If a written call option is exercised, a capital gain or loss is realized from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

        The premium paid for the purchase of a call or a put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option.

                                MACROTRENDS FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  May 31, 2001
                                   (Unaudited)
--------------------------------------------------------------------------------

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

E. OPTIONS, CONTINUED- If a put option is exercised, a gain or loss will be realized from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.


  NOTE 3. INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS The Fund has an investment advisory agreement with YaleFunds Management and Research Co. (the "Adviser"). Pursuant to this agreement, the Adviser is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. For its services, the Adviser receives an advisory fee calculated at an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser may, in its discretion, waive some or all of its fees. For the period ended May 31, 2001, the Adviser waived its entire fee amounting to $5,167.

  The Fund has administration and transfer agency agreements with American Data Services, Inc. ("ADS" or the "Administrator"), of which the Fund's president is also an officer. Under these agreements, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. For administrative and fund accounting services rendered to the Fund by the ADS, the Fund pays a monthly fee, equal to 1/12th of 0.15% of the first $75 million, 1/12th of 0.10% of the next $75 million, and 1/12th of 0.07% of the remaining balance of the Fund's average monthly net assets. The fee is subject to a monthly minimum of $3,000. ADS also receives a monthly transfer agency fee, calculated as a combination of account maintenance charges plus transaction charges, subject to a $1,000 monthly minimum. The Fund also reimburses ADS for any out-of-pocket expenses. For the six months ended May 31, 2001, ADS earned $24,433 for administrative, transfer agency, and fund accounting services.

  The Board of Directors has adopted a Distribution Plan applicable to the Fund under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. AmeriMutual Funds Distributors, Inc. (the "Distributor"), an affiliate of American Data Services, Inc., serves as the Fund's distributor. Pursuant to the Plan, the Distributor will receive a monthly fee calculated at an annual rate of .25% of its average daily net assets, to enable it to provide marketing and promotional support to the Fund, shareholder servicing and maintaining shareholder accounts and to make payments to broker/dealers and other financial institutions for providing distribution assistance. For the six months ended May 31, 2001, the Fund incurred distribution expenses of $1,240.

  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2001, Guirong Shi owned over 45% of the Fund.

                                MACROTRENDS FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  May 31, 2001
                                   (Unaudited)

--------------------------------------------------------------------------------

NOTE 4. INVESTMENT TRANSACTIONS
For the six months ended May 31, 2001, purchases and sales of investment securities, excluding short-terms, aggregated $149,225 and $395,349, respectively.



NOTE 5. CAPITAL SHARE TRANSACTIONS
As of May 31, 2001, there were 100,000,000 shares of $0.001 par value capital stock authorized and capital paid in amounted to $991,868.

Transactions in Fund shares were as follows:




                                               SIX MONTHS ENDED             PERIOD ENDED
                                                 MAY 31, 2001             NOVEMBER 30, 2000*
                                                -------------            ------------------
Shares sold ..............................     28,291    $ 126,504     237,233    $ 2,185,743
Shares issued in reinvestment of dividends          0            0           0              0
Shares redeemed ..........................   (139,283)    (320,351)    (10,305)       (85,132)
                                             --------    ---------    --------    -----------
Net increase (decrease) ..................   (110,992)   $(193,847)    226,928    $ 2,100,611
                                             ========    =========    ========    ===========



 *  From commencement of operations on March 27, 2000.